NEITHER THIS SECURITY NOR ANY SECURITIES THAT MAY BE ISSUED UPON CONVERSION HEREOF HAVE BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE "SECURITIES ACT"), APPLICABLE STATE SECURITIES LAWS, OR APPLICABLE LAWS OF ANY FOREIGN JURISDICTION. SUCH SECURITIES HAVE BEEN ACQUIRED FOR INVESTMENT AND NOT WITH A VIEW TO DISTRIBUTION OR RESALE. SUCH SECURITIES MAY NOT BE SOLD, OFFERED, PLEDGED, HYPOTHECATED, RENOUNCED OR OTHERWISE TRANSFERRED IN THE ABSENCE OF THE CONSENT OF THE COMPANY, UNLESS WITH RESPECT TO SUCH SECURITIES THERE IS (A) AN EFFECTIVE REGISTRATION STATEMENT UNDER THE SECURITIES ACT AND ANY APPLICABLE STATE SECURITIES LAWS AND COMPLIANCE WITH APPLICABLE LAWS OF ANY FOREIGN JURISDICTION, OR (B) AN OPINION OF COUNSEL SATISFACTORY TO THE COMPANY THAT (I) SUCH REGISTRATION IS NOT REQUIRED, AND (II) SUCH FOREIGN JURISDICTION LAWS HAVE BEEN SATISFIED AND OTHERWISE COMPLIED WITH.

                           BioForce Nanosciences, Inc.
               Warrant for the Purchase of Shares of Common Stock

No.____________                                               ___________ shares

THIS CERTIFIES THAT, for value received, _____, (the "Holder"), an individual, is entitled to subscribe for and purchase from BioForce Nanosciences, Inc., a Delaware corporation (the "Company"), at any time from the date hereof through and including the Expiration Date set forth below (the "Exercise Period"), ____ shares of Common Stock, par value $0.01 per share ("Common Stock"). The shares purchasable hereunder upon exercise of this Warrant, will be fully paid and nonassessable shares of Common Stock (the "Shares") and shall be exercisable at an exercise price (the "Exercise Price"), prior to any adjustment, at $__ per share subject to the limitations, terms and conditions set forth herein.

Transfer, assignment or hypothecation of this Warrant by the Holder may be only in accordance with and subject to the terms, conditions and other provisions of this Warrant. The term "Holder," as used herein, shall include the original Holder and only such persons to whom this Warrant is transferred in strict conformity with the terms and conditions set forth or incorporation by reference herein. As used herein, the term "Warrant" shall mean and include this Warrant and any warrant or warrants hereafter issued in consequence of the exercise or transfer of this Warrant, in whole or in part.

      1. The "Expiration Date" of this Warrant is five years from the date of this Warrant.

      2. This Warrant may be exercised during the Exercise Period as to the whole or any lesser number of whole Shares by the surrender of this Warrant (with the Form of Election at the end hereof duly completed and executed) to the Company, marked to the attention of its Chief Executive Officer or such other place as is designated in writing and delivered to Holder by the Company, followed by a wire transfer to the bank account of the Company in an amount equal to the Exercise Price multiplied by the number of Shares covered by such exercise (the "Shares Purchase Price").

      3. Exercise of this Warrant shall be deemed to have been effected as of the close of the business day on which the Company has received the last of this Warrant, a duly executed Form of Election and the Shares Purchase Price. Upon each exercise of this Warrant, the Holder shall be deemed to be the holder of record of the Shares issuable upon such exercise notwithstanding that the stock transfer books of the Company shall then be closed. As soon as practicable after each such exercise of this Warrant, the Company shall issue and deliver to the Holder a certificate or certificates for the Shares issuable upon such exercise, registered in the name of the Holder or its designee. If this Warrant should be exercised in part only, the Company shall, upon surrender of this Warrant for cancellation, execute and deliver a new warrant evidencing the right of the Holder to purchase the balance of the Shares subject to purchase hereunder.

      4. The Company shall maintain a register (the "Warrant Register") on which the names and addresses of the persons to whom the Warrant is issued and shall be entitled to treat the registered holder of the Warrant on the Warrant Register as the owner in fact thereof for all purposes and shall not be bound to recognize any equitable or other claim to or interest in such Warrant on the part of any other person and shall not be liable for any registration or transfer of Warrants which are registered or to be registered in the name of a fiduciary or the nominee of a fiduciary unless made with the actual knowledge that a fiduciary or nominee is committing a breach of trust in requesting such registration or transfer, or with the knowledge of such facts that its participation therein amounts to bad faith. Subject to compliance with applicable securities laws and any other restrictions set forth herein, this Warrant shall be transferable only with the prior written consent of the Company, and such consent shall not be unreasonably withheld; such transfer shall be reflected on the books of the Company only upon delivery thereof with the form of Assignment at the end hereof duly completed by the Holder or by his duly authorized attorney or representative accompanied by proper evidence of succession, assignment or authority to transfer. In all cases of transfer by an attorney, the original power of attorney, duly approved or an official copy thereof duly certified, shall be deposited with the Company. In case of transfer by executors, administrators, guardians or other legal representative, duly authenticated evidence of their authority shall be produced, and may be required to be deposited with the Company in its discretion. Upon any registration of transfer, the Company shall deliver a new warrant or warrants exchanged, at the option of the Holder thereof, for another warrant, or other warrants of different denominations, of like tenor and representing in the aggregate the right to purchase a like number of shares of Common Stock upon surrender to the Company or its duly authorized agent. Notwithstanding the foregoing, the Company shall have no obligation to cause warrants to be transferred on its books to any person, unless the Holder of such warrants shall furnish to the Company information requested by the Company as it relates to compliance with the Act and applicable state securities law, in accordance with the provisions of
Section 10 hereof.

      5. The Company shall at all times reserve and keep available out of its authorized and unissued Common Stock, solely for the purpose of providing for the exercise of this Warrant, such number of Shares as shall, from time to time, be sufficient therefor.

      6. The Exercise Price shall be subject to adjustment from time to time as follows:

            (a) In case the Company shall (i) declare a dividend or make distribution on outstanding shares of its Common Stock in shares of Common Stock, (ii) subdivide or reclassify the outstanding shares of Common Stock into a greater number of shares, or (iii) combine or reclassify the outstanding shares of Common Stock into a lesser number of shares, the Exercise Price in effect at the time of the record date for such dividend or distribution on the effective date of such subdivision, combination or reclassification shall be adjusted so that it shall equal the price determined by multiplying the Exercise Price then in effect by a fraction, the denominator of which shall be the number of shares of Common Stock outstanding immediately after giving effect to such action, and of which the numerator shall be the number of shares of Common Stock outstanding immediately prior to such action. Such adjustment shall be made successively whenever any event specified above shall occur.

            (b) Whenever the Exercise Price payable upon exercise of this Warrant is adjusted pursuant to subsection (a) above, the number of Shares purchasable upon exercise of this Warrant shall simultaneously be adjusted by multiplying the number of Shares initially issuable upon exercise of this Warrant by the initial Exercise Price in effect on the date hereof and dividing the product so obtained by the Exercise price, as adjusted.

            (c) All calculations under this Section 6 shall be made to the nearest one-hundredth of a cent and to the nearest whole Share.

      7. The following shall apply subject to the provisions of Section 8:

            (a) In case of any consolidation with or merger of the Company with or into another corporation (other than merger or consolidation in which the Company is the continuing or surviving corporation), or in case of any sale, lease or conveyance to another corporation of the property of the Company as an entirety or substantially as an entirety, appropriate provision shall be made so that the Holder shall have the right thereafter to receive upon exercise of this Warrant solely the kind and amount of shares of stock and other securities, property cash or any combination thereof receivable upon such consolidation, merger, sale, lease or conveyance and, in any such case, effective provisions shall be made in its articles of incorporation or otherwise, if necessary, in order to effect such agreement. Such agreement shall provide for adjustments, which shall be nearly as equivalent as practicable to the adjustments in Section 6.

            (b) In case of any reclassification or change in the Shares of Common Stock issuable upon exercise of this Warrant (other than a change in par value, or from par value to no par value, or as a result of subdivision or combination, but including any change in the shares into two or more classes or series of shares) or in case of any consolidation or merger of another corporation into the Company in which the Company is the continuing corporation and in which there is a reclassification or change (including a change to the right to receive cash or other property) in the Shares of Common Stock (other than a change in par value, or from par value to no par value, or as a result of a subdivision or combination, but including any change in the Shares into two or more classes or series of Shares), the Holder shall have the right thereafter to receive upon exercise of this Warrant solely the kind and amount of shares of stock and other securities, property, cash or any combination thereof receivable by the Holder of the number of Shares for which this Warrant might have been exercised immediately prior to such reclassification, change, consolidation or merger. Thereafter, appropriate provision (as reasonably determined by the Board of Directors) shall be made for adjustment which shall be as nearly equivalent as practicable to the adjustments in Section 6.

            (c) The above provisions of this Section 7 shall similarly apply to successive reclassification and changes in Shares of Common Stock and to successive consolidations, mergers, sales or conveyances.

      8. Upon written notice to the Holder of the Company's intent to consummate a Change of Control (as defined below), the Company shall have the right, exercisable in the Company's sole discretion, to require that the Holder exercise the Holder's right to purchase all the shares that the Holder has a right to purchase under this Warrant within thirty days of such notice. If the Holder fails to exercise such right as to all the shares that the Holder has a right to purchase within such thirty-day period, then the Exercise Period with respect to the remaining Shares not so purchased and the Holder's other rights under this Warrant shall immediately terminate. "Change of Control" means, with respect to the Company, the occurrence of any one or more of the following:

            (a) Any individual, partnership, corporation, limited liability company, or other organization, or combination thereof, (other than those persons in control of the Company as of the date hereof) becomes the beneficial owner, directly or indirectly, of securities of the Company representing more than seventy percent (70%) of the combined voting power of the Company's then outstanding securities; or

            (b) The stockholders of the Company approve (i) a plan of complete liquidation of the Company, (ii) an agreement for the sale or disposition of all or substantially all the Company's assets, or (iii) a merger, consolidation, or reorganization of the Company with or involving any other entity, other than a merger, consolidation, or reorganization that would result in the voting securities of the Company outstanding immediately prior thereto continuing to represent (either by remaining outstanding or by being converted into voting securities of the surviving entity), more that fifty percent (50%) of the combined voting power of the voting securities of the Company (or such surviving entity) outstanding immediately after such merger, consolidation, or reorganization.

      9. The issue of any stock or certificate upon the exercise of this Warrant shall be made without charge to the Holder for any tax in respect of the issue of such certificate. The Company shall not, however, be required to pay any tax which may be payable in respect of any transfer involved in the issue and delivery of any certificate in a name other than that of the Holder and the Company shall not be required to issue or deliver any such certificates unless and until the person or persons requesting the issue thereof shall have paid to the Company the amount of such tax or shall have established to the satisfaction of the Company that such tax has been paid.

      10. Unless registered under the Securities Act of 1933, as amended (the "Act"), and in addition to any other requirement contained herein or a separate written agreement, this Warrant and the Shares or other securities issued upon exercise hereof shall not be transferable unless, in the opinion of counsel reasonably satisfactory to the Company, an exemption from registration under applicable securities laws is available. This Warrant, the Shares and other securities issued upon the exercise hereof shall be subject to a stop-transfer and the certificate or certificates evidencing any such Shares or securities shall bear the following legend and any other legend which counsel for the Company may deem necessary or advisable:

      THE SHARES REPRESENTED BY THIS CERTIFICATE HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED, NOR UNDER ANY STATE SECURITIES ACT. THEY MAY NOT BE SOLD, TRANSFERRED, PLEDGED, OR HYPOTHECATED IN THE ABSENCE OF A REGISTRATION STATEMENT IN EFFECT WITH RESPECT TO THE SHARES UNDER SUCH ACTS OR AN OPINION OF COUNSEL SATISFACTORY TO THE COMPANY THAT SUCH REGISTRATION IS NOT REQUIRED.

      11. Upon receipt of evidence satisfactory to the Company relating to the loss, theft, destruction or mutilation of this Warrant, and upon surrender and cancellation of this Warrant if mutilated, and upon reimbursement of the Company's reasonable incidental expenses, the Company shall execute and deliver to the Holder thereof a new warrant of like date, tenor and denomination.

      12. The Holder of this Warrant shall not have, solely on account of such status, any rights of a stockholder of the Company, either at law or in equity, or to any notice of meetings of stockholders or of any other proceedings of the Company.

      13. This Warrant shall be governed by and construed in accordance with the laws of the State of Delaware.

      14. The Holder, if requested by the Company or the managing underwriter(s) of a public offering, shall not sell, dispose of, transfer, make any short sale of, grant any option for the purchase of, or enter into any hedging or similar transaction with the same economic effect as a sale of any Common Stock (or other securities) of the Company held by the Holder, for a period of time specified by the managing underwriter(s). Holder agrees to execute and deliver such other agreements as may be reasonably requested by the Company or the managing underwriter(s) that are consistent with the foregoing or that are necessary to give further effect thereto. In order to enforce the foregoing covenant, the Company may impose stop-transfer instructions with respect to such Common Stock (or other securities) until the end of such period.

      The Company warrants the due authorization, execution and delivery of this Warrant as of the ____________.

                                             BIOFORCE NANOSCIENCES, INC.


                                             By:________________________________

                                             Name:______________________________

                                             Title:_____________________________

                              ELECTION TO PURCHASE

The Undersigned Holder hereby irrevocably elects (check one): [ ] to exercise the within Warrant to purchase ________________________ Shares* of Common Stock issuable upon the exercise thereof; [ ] to convert the within Warrant to shares of Common Stock pursuant to Section 13 thereof. The undersigned requests that certificates for such Shares, or, in the case of conversion, the number of Conversion Shares issuable pursuant to Section 13 thereof, be issued in his/her name and delivered to him/her/it at the following address:

________________________________________________________________________________

Date:______________

________________________________________________________________________________
                                Signature(s)(**)

________________________________________________________________________________

                                   ASSIGNMENT

      FOR VALUE RECEIVED, the undersigned hereby sells, assigns and transfers the within Warrant to the extent of ________________ Shares (*) purchasable upon exercise thereof to____________________________________________________________,
whose address is _________________________________________________ and hereby irrevocably constitute and appoint ____________________________ his/hers/its Attorney to transfer said Warrant on the book of the Company, with full power of substitution.

Date:_______________

________________________________________________________________________________
                                Signature(s)(**)

________________________________________________________________________________

* If the Warrant is to be exercised or transferred in its entirety, insert the word "All" before "Shares"; otherwise insert the number of shares then purchasable on the exercise thereof as to which transferred or exercised. If the Warrant shall not be transferred or exercised to purchase all shares purchasable upon exercise thereof, that a new warrant to purchase the balance of such shares be issued in the name of, and delivered to, the Holder at the address stated below.

** Signatures(s) must conform exactly to the name(s) of the Holder as set forth on the first page of this Warrant.